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EXHIBIT 99.1


ERNST & YOUNG                Ernst & Young LLP             Phone: (404) 874-8300
                             Suite 2800                    www.ey.com
                             600 Peachtree Street
                             Atlanta, Georgia 30308-2215





March 19, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K dated March 19, 2002, of CompuCredit Corporation and are in agreement with the statements contained in paragraphs (a)(1)(i) through (v) and (a)(3) therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                         /s/ Ernst & Young LLP





       Ernst & Young LLP is a member of Ernst & Young International, Ltd.